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                                                                     EXHIBIT 4.5

                                    FORM OF
                             SUBSCRIPTION AGREEMENT

        SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between Lakaro Biopharmaceuticals, Inc. (the "Company"), and the undersigned (the "Subscriber").

                             W I T N E S S E T H:

        WHEREAS, the Company desires to issue a minimum of four (4) Units (the "Minimum Offering") and a maximum of twenty four (24) Units (the "Maximum offering"), each "Unit" consisting of five thousand (5,000) shares of Series A Preferred Shares (the "Preferred Stock" or the "Securities");

        WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.     SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER
       --------------------------------------------------------

        1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of units, or fractions thereof, and the Company agrees to sell such Units to the Subscriber as is set forth on the signature page hereof at a price equal to $500,000 per Unit (the "Offering Price") payable in U.S. funds. The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "State Street Bank and Trust Company, N.A., Escrow Agent, F/B/O Lakaro Biopharmaceuticals, Inc." contemporaneously with the execution and delivery of this Agreement by the Subscriber. (Specific wire instructions are annexed to this Agreement as Exhibit A.) The Preferred Stock shall be delivered by the Company within ten (10) business days following the consummation of the offering as set forth in Article III-hereof. The Subscriber understands, however, that this purchase of Units is contingent upon the company making sales of the minimum offering amount prior to the Final Closing Date (as defined below) of the offering.

        1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk including, but not limited to, the following: (a) the Company is a development stage business with no operating history, and requires ~ubstantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate his investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of his entire investment. Such risks are more fully set forth in the Confidential Private Placement Memorandum, dated November 18, 1999, and the exhibits thereto ' all of which constitute an integral part thereof furnished by the Company to the Subscriber (the "PPM").

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        1.3  The Subscriber represents that the Subscriber is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as indicated by the Subscriber's responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

        1.4 The Subscriber hereby acknowledges and represents that (a) the Subscriber has significant prior investment experience, including investment in securities that are non-listed, unregistered and/or neither traded on a national securities exchange nor on the National Association of Securities Dealers' (the "NASD") automated quotation system, or the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units and to assist the Subscriber in evaluating the merits and risks of such an investment on the Subscriber's behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

        1.5 The Subscriber hereby acknowledges receipt from the Company and careful review by the Subscriber of (a) the PPM including without limitation, the section entitled "Risk Factors", and (b) this Agreement, and hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company that the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering and has received any additional information that the Subscriber has requested.

        1.6 (a) The Subscriber has relied solely upon the information provided by the Company in the PPM, in this Agreement and in other material, if any, provided by the Company in response to the Subscriber's request made pursuant to
Section 1.6, above, in making the decision to invest in the Units. To the extent the Subscriber deems it to be necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Units hereunder. The Subscriber acknowledges and agrees that (i) the Company has prepared the PPM and that no other person, including without limitation, Paramount Capital, Inc. (the "Finder"), has supplied any information for inclusion in the PPM, (ii) the Finder has no responsibility for the accuracy or completeness of the PPM and (iii) the Subscriber has not relied upon the independent investigation or verification, if any, that may have been undertaken by the Finder.

          (b) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Units by the Finder or the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry

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investor conference whose attendees were invited by any general solicitation or general advertising.

        1.7 The Subscriber hereby represents that the Subscriber, by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, including the Finder, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

        1.8 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Conmission (the "SEC" or "Commission") nor any state, local or foreign regulatory authority because the offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Section 4(2) of the Securities Act, and/or Regulation D promulgated under the Securities Act. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

        1.9 The Subscriber understands that the Securities comprising the Units have not been registered under the Securities Act or any other law by reason of a claimed exemption under the provisions of the Securities Act and other laws that depend, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities comprising the Units for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber if an entity further represents that it was not formed for the purpose of purchasing the Securities. THE SALE OF THESE SECURITIES SHALL BE VOIDABLE BY ANY FLORIDA RESIDENT WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH FLORIDA RESIDENT TO THE COMPANY OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH FLORIDA RESIDENT, WHICHEVER OCCURS LATER, AS REQUIRED BY SECTION 517.061(11)(a)(5), FLORIDA STATUTES.

        1.10 The Subscriber understands that there is no public market for the Units nor the Securities comprising the Units and that no market may develop for any of such Securities. The Subscriber understands that even if a public market develops for such securities Rule 144 ("Rule 144") promulgated under the Securities Act requires for non-affiliates, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Units or any of the Securities comprising the Units under the Securities Act or any state securities or "blue sky" laws other than as set forth in Article V. The Subscriber consents that, the Company, may but is not obligated to do so, and accordingly, may permit transfer of the Securities only when the request for transfer is accompanied by an opinion of counsel satisfactory to the Company that neither the proposed sale nor the proposed transfer results in the violation of the Securities Act or any other applicable state, local or foreign securities or blue sky laws.

The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents (including the Finder and its officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of, (a) any misrepresentation made by the Subscriber contained in this Agreement (including the Confidential Investor Questionnaire contained in
Article VII herein), (b) any sale or distribution by the Subscriber in violation of the Securities Act or any applicable state securities or "blue sky" laws or
(c) any untrue statement of a material fact made by the Subscriber and contained herein.

          1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Securities Act or any local, foreign or state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

          1.12 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time.

          1.13 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

          1.14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units and the Securities underlying the Units. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

          1.15 If the Subscriber is a corporation, partnership, limited liability Company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so. (If a Subscriber is an employee benefit plan, individual retirement amount, Keogh Plan or other tax-exempt entity, it may have special tax and ERISA considerations to take into account.)

          1.16 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

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          1.17  Subscriber acknowledges that the Finder will assist the Company in identifying potential investors for which it will receive certain compensation as described in the PPM.

          1.18 In connection with any subsequent public offering of the Company's securities, the Subscriber hereby agrees to be subject to a lock-up for a period of sixty (60) days or such longer period following such public offering as required by the underwriter or underwriters of such public offering. During such "lock-up" periods, the Subscriber agrees not to directly or indirectly sell, offer to sell, contract to sell, including, without limitation, "short" or "short against the box" (as those terms are generally understood), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company or derivative thereof held by it at any time during such period. This Section 1.18 shall be binding upon any transferee of the Securities. The Subscriber agrees upon request to certify in writing to the Company its compliance with this
Section 1.18.

          In order to enforce the foregoing covenant, the Company may impose stock-transfer instructions with respect to the Securities of each Subscriber (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

II.  REPRESENTATIONS BY THE COMPANY
     ------------------------------

     The Company hereby represents and warrants to the Subscriber that:

          2.1   Organization, Good Standing and Qualification. The Company is a
                ---------------------------------------------
corporation duly organized and validly existing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the PPM.

          2.2   Capitalization and Voting Rights. The authorized, issued and
                --------------------------------
outstanding capital stock of the Company is as set forth in the PPM; all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. The Securities comprising the Units, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. Except as set forth in the PPM, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the PPM, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company's Certificate of Incorporation and/or By-Laws (collectively, the "Incorporation Documents"), or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

          2.3   Authorization; Enforceability. The Company has all corporate
                -----------------------------
right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and

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delivery of the Securities contemplated hereby and the performance of the
Company's obligations hereunder has been or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Securities (including the Common Stock issuable upon exercise of the Finder Warrants (as defined in the PPM), and upon compliance by the Subscriber with the terms hereof, the Securities will be validly issued, fully paid and nonassessable. The issuance and sale of the Securities contemplated hereby (including the Common Stock issuable upon exercise of the Finder Warrants), will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

          2.4  No Conflict; Governmental Consents.
               ----------------------------------

          (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Incorporation Documents of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

          (b) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units or the Securities comprising the Units, except such filings as may be required to be made with the SEC, the NASD and the NASDAQ and with any state or foreign blue sky or securities regulatory authority.

          2.5  Litigation. Except as set forth in the PPM, the Company knows of
               ----------
no pending or threatened legal or governmental proceedings against the Company that could materially adversely affect the business, property, financial condition or operations of the Company.

III.     TERMS OF SUBSCRIPTION
         ---------------------

          3.1 The Company shall issue a minimum of four (4) Units (the "Minimum Offering") and a maximum of twenty (24) Units (the "Maximum Offering"), each "Unit" consisting of five thousand (5,000) shares of Series A Preferred Shares (the "Preferred Stock"). Upon receipt of the Minimum Offering amount, the Company may conduct a closing (the "Initial Closing Date") and may conduct subsequent closings on an interim basis (each a "Closing") until the Maximum Offering has been reached (the "Final Closing

Date"). The Offering Period shall terminate at 11:59 p.m. New York City time on December 31, 1999, subject to an extension, at the option of the Company, for one additional sixty (60) day period. The Units will be offered on a "best efforts" basis. The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "State Street Bank & Trust, N.A., Escrow Agent, F/B/O Lakaro Biopharmaceuticals, Inc."

          3.2 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in an interest-bearing escrow account with State Street Bank & Trust, N.A, having a branch at 61 Broadway, New York, New York 10006. If the Company shall not have obtained subscriptions (including this subscription) for purchases of the Minimum Offering amount on or before the Final Closing Date, then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned to the Subscriber, with interest, subject to paragraph 3.4 hereof.

          3.3 The Subscriber hereby authorizes and directs the Company to deliver the Preferred Stock to be issued to the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto.

          3.4 The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn.

IV.  CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS
     --------------------------------------------

          4.1 The Subscriber's obligation to purchase the Units at the closings (each, a "Closing") is subject to the fulfillment on or prior to each Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

               (a)  Representations and Warranties Correct.  The representations
                    --------------------------------------
and warranties made by the Company in Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing with the same force and effect as if they had been made on and as of said date.

               (b)  No Legal Order Pending.  There shall not then be in effect
                    ----------------------
any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

               (c)  No Law Prohibiting or Restricting Such Sale.  There shall
                    -------------------------------------------
not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

               (d)  Minimum Subscriptions.  The Company shall have received
                    ---------------------
binding  subscriptions  for at least the Minimum Offering amount.

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V.       REGISTRATION RIGHTS
         -------------------

          5.1 Any capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to such terms in the Memorandum, the definitions from which are hereby incorporated as if set out in full herein. As used in this Agreement, the following terms shall have the following meanings:

               (a) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof.

               (b) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in the United States in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

               (c) The term "Registrable Securities" shall mean (i) the shares of Common Stock issuable upon the conversion of the Preferred Stock being sold in the Units, (ii) the shares of Common Stock underlying the Finder Warrants and (iii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued
as) a dividend or other distribution with respect to or in replacement of the Preferred Stock; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been issued or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 5.10.

          5.2  Piggy-back Registration Rights. (a) The Company agrees that if,
               ------------------------------
at any time, and from time to time, commencing one (1) year after the closing date of the first public offering of securities of the Company in the United States (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction)(the "IPO") and ending on the date that is five (5) years from the date hereof, the Board of Directors of the Company shall authorize the filing of a registration statement under the Securities Act (other than the initial public offering of the Company's Common Stock, or other than a registration statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall, (A) promptly notify the Holder that such registration statement will be filed and that the Registrable Securities then held by the Holder, which such Holder requests in writing within twenty (20) days of notice by the Company be registered, will be included in such registration statement at the Holder's request, (B) cause such registration statement to cover all of such Registrable Securities issued to the Holder requesting inclusion, (C) use its reasonable best efforts to cause such registration statement to become effective as soon as practicable and (D) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to the Holder to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Holder to effect the proposed sale or other disposition.

               (b) Notwithstanding any other provision of this Article V, the Company may at any time, abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Holder for inclusion and the Holder shall retain the right to request inclusion of shares as set forth above.

               (c) The Holder shall have the right to request inclusion of any of their Registrable Securities in a registration statement as described in this Section 5.2 up to two (2) times.

          5.3  Obligations of the Company. Whenever required under this
               --------------------------
Article V to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

               (a) Use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for the shorter of a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed (the "Effective Period"); provided, however, that such 120-day period shall be extended for a period of time equal to the period that the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company, and provided further that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          5.4  Furnish Information. It shall be a condition precedent to the
               -------------------
obligation of the Company to take any action pursuant to this Article V with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder's Registrable Securities, including, without limitation, as may be required by the applicable rules and regulations of the SEC and applicable state or foreign securities laws concerning the proposed method of sale or other disposition of the Securities and the identity of, and compensation to be paid to, any proposed underwriter or brokers to be employed by the Holder in connection therewith, and the Holder shall deliver to the Company upon request any written undertakings reasonably requested by the Company to assure full compliance with applicable laws.

          5.5 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 5.2 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the Holders. Notwithstanding the foregoing, each Holder shall pay all registration expenses which such Holder is required to pay under applicable law.

         5.6  Underwriting Requirements. In connection with any offering
              -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Article 5.2 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

         5.7  Delay of Registration. No Holder shall have any right to obtain or
              ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article V.

         5.8  Indemnification. In the event that any Registrable Securities are
              ---------------
included in a registration statement under this Article V:

              (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Article 5.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided, that, in no event shall any indemnity under this Article 5.8(b) exceed the gross proceeds from the offering received by such Holder.

              (b) To the extent permitted by law, each Holder registering its Registrable Securities will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration or arises out of a Violation; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Article 5.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Article 5.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Article 5.8(b) exceed the gross proceeds from the offering received by such Holder.

              (c) Promptly after receipt by an indemnified party under this
Article 5.8 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article 5.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Article 5.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Article 5.8.

              (d) If the indemnification provided for in this Article 5.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

              (f) The obligations of the Company and Holders under this Article
5.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article V, and otherwise.

          5.9 Reports Under Securities Exchange Act of 1934. With a view to
              ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, and provided that the Company's Common Stock is otherwise registered pursuant to the Securities Act, the Company agrees to:

              (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the registration statement filed in connection with an IPO by the Company;

              (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         5.10 Assignment of Registration Rights. The rights to cause the Company
              ---------------------------------
to register Registrable Securities granted to the Holders by the Company under this Article V may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities if: (a) such Holder gives prior written notice to the Company; and (b) such transferee agrees for the benefit of the Company, to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement; provided, however, that such transfer may otherwise be effected in accordance with applicable securities laws. Except as specifically permitted by this Section 5.10, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

         5.11 Termination of Registration Rights. In addition, notwithstanding
              ----------------------------------
Section 5.2(a), the right of any Holder to request inclusion in any registration pursuant to Section 5.2 shall terminate if all shares of Registrable Securities held by such Holder may be sold under Rule 144 during any 90-day period.

VI.      MISCELLANEOUS

              6.1  Notices. Any notice or other communication given hereunder
                   -------
shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to the Company at 216 Jaffa Road, Jerusalem 94383 Israel,
Attn: General Counsel, with a copy to c/o Paramount Capital, Inc. 787 Seventh Avenue, 48th Floor, New York, New York 10019, Attn: David M. Tanen, and to the Subscriber at the Subscriber's address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

              6.2  Amendment. Except as otherwise provided herein, this
                   ---------
Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

              6.3  Successors and Assigns. This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

              6.4  Binding Obligation. Upon the execution and delivery of this
                   ------------------
Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Subscribers and to add and/or delete other persons as Subscribers.

              6.5  Governing Law; Jurisdiction. NOTWITHSTANDING THE PLACE WHERE
                   ---------------------------
THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE APPROPRIATE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

              6.6  Attorney Fees. In order to discourage frivolous claims the
                   -------------
parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

              6.7  Severability. The holding of any provision of this Agreement
                   ------------
to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

              6.8  Waiver. It is agreed that a waiver by either party of a
                   ------
breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

              6.9  Further Obligations. The parties agree to execute and deliver
                   -------------------
all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

              6.10 Counterparts. This Agreement may be executed in two or
                   ------------
more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

              6.11 Publicity. The Subscribers severally agree not to issue any
                   ---------
public statement with respect to the Subscribers' investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation, in which case the Subscriber shall give reasonable advance notice to the Company of such required disclosure.

              6.12 No Brokers. Each Subscriber severally represents and warrants
                   ----------
that it has not engaged, consented to or authorized any broker, Finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Subscriber hereby severally agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

              6.13 No Rights. Nothing in this Agreement shall create or be
                   ---------
deemed to create any rights in any person or entity not a party to this Agreement, except for the Finder pursuant to Sections 1.6(a) hereof.

VII.     CONFIDENTIAL INVESTOR QUESTIONNAIRE
         -----------------------------------

              7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___             The undersigned is an individual (not a partnership,
                           corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                           Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___             The undersigned is an individual (not a partnership,
                           corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___             The undersigned is a director or executive officer of
                           the Company which is issuing and selling the Units.

Category D ___             The undersigned is a bank; a savings and loan
                           association; insurance company; registered investment company; registered business development company;
                           licensed small business investment company ("SBIC");
                           or employee benefit plan within the meaning of Title
                           1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.


Category E ___             The undersigned is a private business development
                           company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

Category F ___             The undersigned is either a corporation, partnership,
                           Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

Category G ___             The undersigned is a trust with total assets in
                           excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H ___             The undersigned is an entity (other than a trust) all
                           the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

Category I ___             The undersigned is not within any of the categories
                           above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Final Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

               7.2  SUITABILITY (please answer each question)
                    -----------

(a) For an individual subscriber, please describe your current employment, including the company by which you are employed and its principal business:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


(b) For an individual subscriber, please describe any college or graduate degrees held by you:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


(c) For all subscribers, please list types of prior investments:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

(d) For all subscribers, please state whether you have you participated in other private placements before:

                      YES_______               NO_______

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

                Public Companies      Private Companies    Public or Private
                ----------------      -----------------
                                                           Biotechnology or
                                                           Medical Device
                                                           Companies
                                                           ---------


Frequently      ________________      _________________    _________________
Occasionally    ________________      _________________    _________________
Never           ________________      _________________    _________________

(f) For individual subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                      YES_______               NO_______

(g) For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                      YES_______               NO_______

(h) For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                      YES_______               NO_______

(i) For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                      YES_______               NO_______

(j) For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                      YES_______               NO_______


          7.3  MANNER IN WHICH TITLE IS TO BE HELD. (circle one)
               -----------------------------------

                  (a)  Individual Ownership
                  (b)  Community Property
                  (c)  Joint Tenant with Right of
                       Survivorship (both parties
                       must sign)
                  (d)  Partnership*
                  (e)  Tenants in Common
                  (f)  Corporation*
                  (g)  Trust*
                  (h)  Other

         *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

          7.4 NASD AFFILIATION.
              ----------------

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________              No __________

If Yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

---------------------------------
Name of NASD Member Firm

By:______________________________
         Authorized Officer

Date:____________________________


          7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section VI and such answers have been provided under the assumption that the Company will rely on them.

[Signature Page]

NUMBER OF UNITS         X $500,000 =                    (the "Purchase Price")
                _______             ____________________

________________________________________________________________________________
Signature                             Signature (if purchasing jointly)


________________________________________________________________________________
Name Typed or Printed                 Name Typed or Printed


________________________________________________________________________________
Entity Name                           Entity Name


________________________________________________________________________________
Address                               Address


________________________________________________________________________________
City, State and Zip Code              City, State and Zip Code


________________________________________________________________________________
Telephone-Business                    Telephone--Business


________________________________________________________________________________
Telephone-Residence                   Telephone--Residence


________________________________________________________________________________
Facsimile-Business                    Facsimile--Business


________________________________________________________________________________
Facsimile-Residence                   Facsimile--Residence


________________________________________________________________________________
Tax ID # or Social Security #         Tax ID # or Social Security #


________________________________________________________________________________
Name in which securities should be issued:

Check the box marked YES if you would like the securities to be delivered to your account with Paramount Capital, Inc.

         Yes ___  No ___

(If you check "No", securities will be delivered to you at the address provided above.)

Dated:             , 1999


This Subscription Agreement is agreed to and accepted as of ______________, 1999.

                                        Lakaro Biopharmaceuticals, Inc.

                                        By: ____________________________________
                                            Name:   Morris Laster, M.D.
                                            Title:  Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Units are
being subscribed for by an entity)


I,______________________________, am the_______________________________ of

_____________________________________________ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ____day of _________________, 1999.


                                         _______________________________________
                                                        (Signature)